UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2006 (April 1, 2006)

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston
Pkwy. S., Suite 1700
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 267-7600
Former Name or Former Address, if Changed Since Last Report:

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Form of Stock Option Agreement
Press Release - Election of Directors
Press Release - Election of Chairman

Item 1.01 Entry into a Material Definitive Agreement.
Compensation of Executive Officers. Effective April 1, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Bristow Group Inc. (the “Company”) approved an increase of the base salaries of each of the named executive officers (the “Named Executive Officers”) of the Company. Further, on June 9, 2006, the Compensation Committee approved awarding a cash bonus to each of the Named Executive Officers. The new salaries and the bonuses for the Named Executive Officers are set forth below:

Name	New Salary	Bonus
William E. Chiles	$486,200	$341,686
Perry L. Elders	$365,000	$93,552
Richard D. Burman	$260,000	$126,493
Michael R. Suldo	$265,000	$82,283
Bill D. Donaldson	$200,000	$103,603
Mark B. Duncan	$260,000	$103,353
Awards Under the 2004 Stock Incentive Plan. The Company has previously adopted the 2004 Stock Incentive Plan (the “2004 Plan”), under which a maximum of 1,000,000 shares of common stock, par value $.01 per share (“Common Stock”) of the Company, or cash equivalents of Common Stock, were provided for awards to officers and key employees. Awards granted under the 2004 Plan may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards or any combination thereof. On June 14, 2006, the Compensation Committee approved awards of stock options and restricted stock units to each of the Named Executive Officers under the 2004 Stock Incentive Plan. These awards of stock options and restricted stock units to the Named Executive Officers are set forth below:

Name	Stock Options	Restricted Stock Units
William E. Chiles	25,000	25,000
Perry L. Elders	12,000	12,000
Richard D. Burman	6,000	6,000
Michael R. Suldo	6,500	6,500
Bill D. Donaldson	3,400	3,500
Mark B. Duncan	6,500	6,500

Each of these stock options has a ten-year term, has an exercise price equal to the fair market value (as defined in the 2004 Plan) of the Common Stock on the grant date, and gives the Company the right to purchase all or any part of the shares of Common Stock issuable upon exercise of the options by paying to the optionee an amount, in cash or Common Stock, equal to the excess of the fair market value of our Common Stock on the effective date of such purchase over the exercise price per share. These options will vest in annual installments of one-third each beginning on the first anniversary of the grant date. For additional information regarding stock options granted under the 2004 Plan, see “Executive Compensation” in the Company’s Proxy Statement dated July 7, 2006 and “Note 9—Employee Benefit Plans” to the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006.
Each restricted stock unit fully vests on the fifth anniversary of the date of grant if the “Cumulative Annual Shareholder Return” (as defined in the restricted stock unit agreements) exceeds an annual average of 3% for the five year period. Partial vesting occurs on the third or fourth anniversary after the date of grant if the Cumulative Annual Shareholder Return equals or exceeds 10%, with full vesting if such amount equals or exceeds 15%. For additional information regarding restricted stock units granted under the 2004 Plan, see “Note 9—Employee Benefit Plans” to the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006.
The form of Restricted Stock Unit Award Agreement and Stock Option Agreement under the 2004 Plan are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.
Compensation of Directors. On August 3, 2006, the Board of Directors of the Company (the “Board of Directors”) approved a modification to the compensation of the Chairman of the Board of Directors to include payment of applicable meeting fees. The current compensation policy with respect to each member of the Board of Directors (each, a “Director”) is described below.
During fiscal year 2007, each Director who is not an employee of the Company (each, a “Non-employee Director”) will receive $8,250 per quarter and $1,650 for each meeting attended, including committee meetings. The Audit Committee Chairman will receive $5,500 for each committee meeting chaired. Each other committee chairman will receive $2,750 (in lieu of the $1,650 per meeting fee) for each committee meeting chaired. These amounts represent a 10% increase over comparable cash compensation paid to Directors in fiscal year 2006. The Chairman of the Board of Directors receives an annual retainer of $144,000 plus applicable meeting fees.
The 2003 Nonqualified Stock Option Plan for Non-employee Directors (the “2003 Plan”) provides for the granting to Non-employee Directors of nonqualified options to purchase Common Stock. The 2003 Plan is administered by the Compensation Committee. A total of 250,000 shares of Common Stock have been reserved for issuance upon the exercise of options under the 2003 Plan, subject to adjustment in the event of stock splits, stock dividends and similar changes in the Company’s capital stock.

As of the date of the Annual Meeting of Stockholders of the Company in each year that the 2003 Plan is in effect, each Non-employee Director who is elected or re-elected, or otherwise continues as a Director following such Annual Meeting, will be granted an option to purchase 5,000 shares of Common Stock. However, no such options will be granted to any Non-employee Director who during the preceding 12 months missed 50% or more of the meetings of the Board of Directors and committees on which he served. On August 3, 2006, the date of the 2006 Annual Meeting of Stockholders of the Company, Thomas N. Amonett, Charles F. Bolden, Jr., Peter N. Buckley, Stephen J. Cannon, Jonathan H. Cartwright, Michael A. Flick, Thomas C. Knudson, Ken C. Tamblyn and Robert W. Waldrup were each granted an option to purchase 5,000 shares of Common Stock. The option price per share for each option granted under the 2003 Plan is the fair market value of the Common Stock on the date of grant. Under the 2003 Plan, options are not exercisable until six months after the date of the grant. The form of Stock Option Agreement under the 2003 Plan is attached hereto as Exhibit 10.3, and incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Mr. Kenneth M. Jones and Dr. Pierre Jungels each resigned as directors of the Company effective August 2, 2006 Mr. Jones retired as a Director having reached the mandatory retirement age of 72. Dr. Jungels resigned due to increased demands from his duties for other companies. Mr. Jones served as the Chairman of the Board of the Company and the Chairman of the Executive Committee of the Board at the time of his resignation. Dr. Jungels served as a member of the Compensation and Corporate Governance and Nominating Committees of the Board at the time of his resignation. Mr. Thomas C. Knudson was elected as Chairman of the Board of the Company effective August 3, 2006.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description of Exhibit
10.1	Incorporated by reference to Exhibit 10(2) to Current report on Form 8-K filed February 2, 2006

10.2	Incorporated by reference to Exhibit 10(3) to Current report on Form 8-K filed February 2, 2006

10.3	Form of Stock Option Agreement under 2003 Nonqualified Stock Option Plan for Non-employee Directors.

99.1	Press Release – Election of Directors

99.2	Press Release – Election of Chairman

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2006

BRISTOW GROUP INC. (Registrant)

	By:	/s/ Randall A. Stafford

Randall A. Stafford Vice President and General Counsel, Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Incorporated by reference to Exhibit 10(2) to Current report on Form 8-K filed February 2, 2006

10.2	Incorporated by reference to Exhibit 10(3) to Current report on Form 8-K filed February 2, 2006

10.3	Form of Stock Option Agreement under 2003 Nonqualified Stock Option Plan for Non-employee Directors.

99.1	Press Release — Election of Directors

99.2	Press Release — Election of Chairman